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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 7, 2002

                          Indevus Pharmaceuticals, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                000-18728               04-3047911
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       (State or other            (Commission            (IRS Employer
       jurisdiction of            File Number)           Identification
        incorporation)                                       Number)


                              One Ledgemont Center
                                99 Hayden Avenue
                            Lexington, Ma 02421-7966
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                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (781-861-8444)

                        Interneuron Pharmaceuticals, Inc.
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                                  (Former Name)

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ITEM 5. Other Events and Regulation FD Disclosure.

     On June 7, 2001, Indevus Pharmaceuticals, Inc., formerly known as Interneuron Pharmaceuticals, Inc. (the "Company"), issued a press release containing the information attached hereto as Exhibit 99.1 announcing that Pfizer Inc. ("Pfizer") will return to the Company exclusive, worldwide development and commercialization rights to pagoclone, a drug in advanced clinical stage testing to treat anxiety disorders. Pfizer also informed the Company that the results of its most recent clinical trials with pagoclone in generalized anxiety disorder and panic disorder did not achieve the level of efficacy established in previous trials and accordingly, Pfizer has elected not to pursue further development of pagoclone. The press release is incorporated herein by reference.

     The exhibit hereto contains forward-looking statements that involve risks and uncertainties that could cause our actual results and financial condition to differ materially from those anticipated by the forward-looking statements. The words "believe", "expect", "anticipate", "intend", "plan", "estimate" or other expressions which are predictions of or indicate future events and trends do not relate to historical matters but identify forward-looking statements. Risks and uncertainties related to forward-looking statements are set forth in the Company's filings under the Securities Act of 1933 and the Securities Exchange Act of 1934 under "Risk Factors" and elsewhere in, or incorporated by reference into, the Company's Form 10-K for its fiscal year ended September 30, 2001 and elsewhere.

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired: N/A

(b)  Pro Forma Financial Information: N/A

(c)  Exhibits:

     Exhibit No.      Description of Exhibit
     -----------      ----------------------
     Exhibit 99.1     Press Release dated June 7, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           INTERNEURON PHARMACEUTICALS, INC.

Dated:  June 7, 2002                       By: /s/ Glenn L. Cooper, M.D.
                                               ------------------------------
                                               Glenn L. Cooper, M.D.
                                               President, Chief Executive
                                               Officer and Chairman

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